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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 2006

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                    SERVICES ACQUISITION CORP. INTERNATIONAL
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     001-32552                20-2122262
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                       401 EAST OLAS BOULEVARD, SUITE 1140
                         FORT LAUDERDALE, FLORIDA 33301
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 713-1165

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On July 20, 2006, Services Acquisition Corp. International issued a press release with respect to the setting of a record date for a special meeting of stockholders to approve its previously announced acquisition of Jamba Juice
Company.

The press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit.

    99.1     Press Release dated July 20, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SERVICES ACQUISITION CORP.
                                        INTERNATIONAL

Dated: July 20, 2006

                                        /s/ Steven R. Berrard
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                                        Steven R. Berrard
                                        Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number                      Description
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    99.1             Press Release dated July 20, 2006.